UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ATMEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATMEL CORPORATION

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 11, 2005
2:00 p.m.

Dear Atmel Stockholders:

     Our Annual Meeting of Stockholders will be held on Wednesday, May 11, 2005 at 2:00 p.m., local time, at our offices located at 2325 Orchard Parkway, San Jose, California 95131, for the following purposes:

1.	To elect eight (8) directors to serve for the ensuing year and until their successors are elected;

2.	To approve the Atmel Corporation 2005 Stock Plan (an amendment and restatement of the Atmel Corporation 1996 Stock Plan);

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2005; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 15, 2005 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the annual meeting in person. However, to ensure your representation at the annual meeting, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the enclosed proxy card, (2) by telephone as instructed on the enclosed proxy card or (3) by mail, using the enclosed paper proxy card and postage-prepaid envelope. For further details, please see the section entitled “Voting” on page one of the accompanying Proxy Statement. Any stockholder attending the annual meeting may vote in person even if he or she has voted using the Internet, telephone, or proxy card, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the annual meeting.

FOR THE BOARD OF DIRECTORS

Mark A. Bertelsen Secretary

San Jose, California
April 7, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING
General
Record Date and Voting Securities
Quorum; Required Vote; Abstentions and Broker Non-Votes
Voting
Expenses of Solicitation
Stockholder Proposals to Be Presented At Next Annual Meeting
PROPOSAL ONE-ELECTION OF DIRECTORS
Nominees
Corporate Governance
Independence of Directors
Director Candidates
Communications from Stockholders
Board Meetings and Committees
Code of Ethics/Standards of Business Conduct
Director Compensation
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Option Exercises and Holdings
REPORT OF THE COMPENSATION COMMITTEE
Compensation Policies
Compensation of Chief Executive Officer
PERFORMANCE GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL TWO-APPROVAL OF THE ATMEL CORPORATION 2005 STOCK PLAN (AN AMENDMENT AND RESTATEMENT OF THE ATMEL CORPORATION 1996 STOCK PLAN)
Description of the Plan
Federal Tax Aspects
Amendment and Termination of the Plan
Summary
PROPOSAL THREE-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratification of Appointment of PricewaterhouseCoopers LLP
Fees of PricewaterhouseCoopers LLP Incurred by Atmel
Audit Committee Pre-Approval Policy
OTHER MATTERS
APPENDIX A

ATMEL CORPORATION

PROXY STATEMENT

FOR 2005 ANNUAL MEETING OF STOCKHOLDERS
___________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     These proxy materials are furnished to holders of our common stock in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting of Stockholders to be held on Wednesday, May 11, 2005, at 2:00 p.m., local time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at our offices located at 2325 Orchard Parkway, San Jose, California 95131. Our telephone number at this location is (408) 441-0311.

     These proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2004 were first mailed on or about April 7, 2005, to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

     Only holders of record of our common stock at the close of business on March 15, 2005, are entitled to notice of and to vote at the meeting and any adjournment thereof. Such stockholders are entitled to cast one vote for each share of common stock held as of the record date on all matters properly submitted for the vote of stockholders. At the record date, 480,383,835 shares of our common stock were issued and outstanding, and no shares of our preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see “Security Ownership.”

Quorum; Required Vote; Abstentions and Broker Non-Votes

     The presence of the holders of a majority of the shares of common stock entitled to vote generally at the annual meeting is necessary to constitute a quorum at the annual meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the annual meeting or (2) have properly submitted a proxy card or voted by telephone or over the Internet. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the 2005 Stock Plan (an amendment and restatement of the 1996 Stock Plan) and to ratify the appointment of our independent registered public accounting firm.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the annual meeting. Abstentions are deemed to be “votes cast”; however, broker “non-votes” are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting

     Voting by telephone or the Internet. A stockholder may vote his or her shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided. When a stockholder votes via the Internet or by telephone, his or her vote is recorded immediately. We encourage our stockholders to vote using these methods whenever possible.

     Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the annual meeting, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the annual meeting.

     Voting by attending the meeting. A stockholder may vote his or her shares in person at the annual meeting. A stockholder planning to attend the annual meeting should bring proof of identification for entrance to the annual meeting. If a stockholder attends the annual meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the annual meeting.

     Changing vote; revocability of proxies. If a stockholder has voted by telephone or the Internet or by sending a proxy card, such stockholder may change his or her vote before the annual meeting. A stockholder who has voted by telephone or the Internet may change his or her vote by making a timely and valid later telephone or Internet vote, as the case may be. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Vice President and General Counsel, 2325 Orchard Parkway, San Jose, California 95131) a later dated written notice of revocation or duly executed proxy, in each case at or before the taking of the vote at the annual meeting, or by attending the meeting and voting in person.

Expenses of Solicitation

     We will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional materials furnished to stockholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, email, telegram, facsimile, or personal solicitation by our directors, officers, or regular employees. No additional compensation will be paid for such services. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Stockholder Proposals to Be Presented At Next Annual Meeting

     Requirements for stockholder proposals to be considered for inclusion in Atmel’s proxy materials. Stockholders interested in submitting a proper proposal for inclusion in the proxy materials for our 2006 annual meeting may do so by submitting such proposal in writing to our offices located at 2325 Orchard Parkway, San Jose, California 95131, Attn: Corporate Secretary c/o Mike Ross, Vice President and General Counsel. To be eligible for inclusion, stockholder proposals must be received no later than December 8, 2005, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act).

     Requirements for stockholder proposals to be brought before Atmel’s annual meetings. Our bylaws also establish an advanced notice procedure for stockholders who wish to present certain matters, including nominations of persons for election to the board of directors and stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. Stockholder proposals, including the nomination of a person for election to the board of directors, may not be brought before the meeting unless, among other things: (1) the proposal contains certain information specified in the bylaws, and (2) the proposal is received by us not less than 120 days prior to the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders, which will be December 8, 2005 for the 2006 Annual Meeting; provided, however, that in the event that we did not hold an annual meeting the previous year, or if the date of the annual meeting has been changed more than 30 days from the date of the previous year’s meeting, then the deadline for receipt of notice by the stockholder is no later than the close of business on the later of: (1) 120 days prior to the meeting and (2) 10 days after public announcement of the meeting date. A copy of the full text of these bylaw provisions may be obtained by writing to our Vice President and General Counsel at the address above. In addition to the above requirements, the Securities and Exchange Commission’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement can be found under Rule 14a-8 under the Exchange Act.

     Stockholders may also submit a recommendation (as opposed to a formal nomination) for a candidate for membership on our Board of Directors by following the procedures set forth in “Director Candidates.”

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

     A board of eight (8) directors is to be elected at the meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the eight (8) nominees named below, all of whom are presently our directors. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below (ages are as of December 31, 2004):

			Director
Name of Nominee	Age	Position	Since
George Perlegos	54	President, Chief Executive Officer and Chairman of the	1984
		Board, Atmel Corporation
Gust Perlegos	57	Executive Vice President, Office of the President,	1985
		Atmel Corporation and Director
Tsung-Ching Wu	54	Executive Vice President, Office of the President,	1985
		Atmel Corporation and Director
T. Peter Thomas	58	Director	1987
Norm Hall	51	Director	1992
Pierre Fougere	63	Director	2001
Dr. Chaiho Kim	70	Director	2002
David Sugishita	56	Director	2004

     George Perlegos has served as President, Chief Executive Officer and Chairman of the Board since our inception in 1984. George Perlegos holds degrees in electrical engineering from San Jose State University (B.S.) and Stanford University (M.S.). George Perlegos is a brother of Gust Perlegos.

     Gust Perlegos has served as a director since January 1985, as Vice President, General Manager from January 1985 to January 1996, as Executive Vice President and General Manager from January 1996 to 2001 and as Executive Vice President, Office of the President since 2001. Gust Perlegos holds degrees in electrical engineering from San Jose State University (B.S.), Stanford University (M.S.) and Santa Clara University (Ph.D.). Gust Perlegos is a brother of George Perlegos.

     Tsung-Ching Wu has served as a director since January 1985, as Vice President, Technology from January 1986 to January 1996, as Executive Vice President and General Manager from January 1996 to 2001 and as Executive Vice President, Office of the President since 2001. Mr. Wu holds degrees in electrical engineering from the National Taiwan University (B.S.), the State University of New York at Stony Brook (M.S.) and the University of Pennsylvania (Ph.D.).

     T. Peter Thomas has served as a director of Atmel since December 1987. Mr. Thomas is Managing Director of ATA Ventures Management LLP. Mr. Thomas has held this position since April 2004. Mr. Thomas is also a General Partner of Institutional Venture Partners. Mr. Thomas has held this position since November 1985. Mr. Thomas also serves as a director of @Road, Inc. and Transmeta Corporation.

     Norm Hall has served as a director of Atmel since August 1992. He is currently Managing Director of Alliant Partners, an investment banking firm, which position he has held since 1990. From 1988 to 1990, he worked for Berkeley International Capital Corporation, a venture capital firm. Prior to 1988, Mr. Hall worked at Intel Corporation.

     Pierre Fougere has served as a director of Atmel since February 2001. Mr. Fougere is currently Chief Executive Officer of Fougere Conseil, a consulting firm, and serves as Chairman of Société Chateau Lilian Ladouys, a wine producer, and Chairman of the supervisory board of Société Garnier Ponsonnet Vuillard, a paper manufacturer, and Société Nemoptic a maker of electronic displays. From 1986 to 1988, Mr. Fougere was Executive Vice President of the Matra Group and Chairman and Chief Executive Officer of Matra Datavision Inc., a software company. Prior to 1986, he was Executive Vice President, General Manager of the Components Division, Chairman and Chief Executive Officer of Matra Harris Semiconductor and Matra GCA.

     Dr. Chaiho Kim has served as a director of Atmel since September 2002. He is Joseph A. Alemany University Professor at Santa Clara University in Santa Clara, California, where he has taught since 1964, and is a member of the faculty of The Leavey School of Business. Administrative positions that he has held at the university include the chair of Operations and Management Information Systems Department and chair of the Ph.D. Program of the school. He received a masters degree in International Business and a Ph. D. in Finance, both from the Graduate School of Business, Columbia University.

     David Sugishita has served as a director of Atmel, as well as Chairman of both the Audit Committee and Corporate Governance and Nominating Committee of Atmel, since February 2004. He also currently serves as a Director and Chairman of the Audit Committee for Ditech Communications as well as a Director for Micro Component Technology, Inc. Most recently Mr. Sugishita served as Executive Vice President of Special Projects of Peregrine Systems, Inc., an enterprise software company, from December 2003 through July 2004. From January 2002 to April 2002, Mr. Sugishita served as Executive Vice President and Chief Financial Officer of SONICblue, Inc., a provider of digital entertainment and consumer electronics products. From May 2001 to January 2002, Mr. Sugishita served as a consultant to several private software companies. From October 2000 to April 2001, he served as Executive Vice President and Chief Financial Officer of RightWorks Corporation, a company that provides eBusiness applications. From June 1997 to February 2000, Mr. Sugishita served as Senior Vice President – Finance & Operations and Chief Financial Officer for Synopsys, Inc., a provider of electronic design automation software and services. Prior to his time at Synopsys, Mr. Sugishita held various senior financial and accounting positions at Actel Corporation, Micro Component Technology, Inc., Applied Materials, Inc., and National Semiconductor Corporation. Mr. Sugishita holds degrees in business administration from San Jose State University (B.S.) and Santa Clara University (MBA).

Corporate Governance

     We are committed to principles of sound corporate governance. During 2003 and 2004 we have reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and changes in the rules and regulations of the Securities and Exchange Commission (SEC) and the listing standards of The Nasdaq Stock Market, Inc. (Nasdaq). Based on our review, in 2004, our Board of Directors (1) adopted an amended and restated charter for our Audit Committee, (2) created a Corporate Governance and Nominating Committee (and adopted a charter for such committee), (3) adopted a charter for our Compensation Committee, and (4) amended our Standards of Business Conduct to incorporate a “Code of Ethics” that complies with the rules of the SEC and the listing standards of the Nasdaq. You can access our current committee charters and Standards of Business Conduct on our web site at www.atmel.com/ir/governance.asp.

Independence of Directors

     Our Board of Directors has determined that each of the following directors, constituting a majority of the Board of Directors, is “independent” within the meaning of the Nasdaq listing standards:

T. Peter Thomas
Norm Hall
Pierre Fougere
Dr. Chaiho Kim
David Sugishita

Director Candidates

     Our bylaws set forth the procedure for the proper submission of stockholder nominations for membership on the Board of Directors. Please refer to Section 2.2(c) of our bylaws for a description of the process for nominating directors. It is the Corporate Governance and Nominating Committee’s policy to consider properly submitted stockholder recommendations (as opposed to a formal nomination) for candidates for membership on our Board of Directors. A stockholder may submit a recommendation for a candidate for membership on our Board of Directors by submitting in writing the name and background of such candidate to the Atmel Corporate Governance and Nominating Committee, c/o Mike Ross, Vice President and General Counsel, Atmel Corporation, 2325 Orchard Parkway, San Jose, CA 95131. The Corporate Governance and Nominating Committee will consider a recommendation only if (1) appropriate biographical and background information on the candidate is provided, (2) the recommended candidate has consented in writing to a nomination and public disclosure of the candidate’s name and biographical information, and (3) the recommending stockholder has consented in writing to public disclosure of such stockholder’s name. Required biographical and background information shall include: (A) the name, age, business address and residence of such person, (B) the principal occupation and employment of such person, and (C) biographical information on the recommended candidate that the recommending stockholder believes supports such candidacy (keeping in mind the criteria discussed below that the Corporate Governance and Nominating Committee considers when making recommendations for nomination to the Board of Directors).

     The Corporate Governance and Nominating Committee uses a variety of methods for identifying candidates for nomination to the Board of Directors. Although candidates for nomination to the Board of Directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the Committee through professional search firms, stockholders or other persons. In 2004, we did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating candidates for nomination to the Board of Directors (although the Corporate Governance and Nominating Committee is authorized to do so). The process by which candidates for nomination to the Board of Directors are evaluated includes review of biographical information and background material on potential candidates by Committee members, meetings of Committee members from time to time to evaluate and discuss potential candidates, and interviews of selected candidates by members of the Committee. Candidates recommended by stockholders (and properly submitted) are evaluated by the Corporate Governance and Nominating Committee using the same criteria as other candidates. Although the Corporate Governance and Nominating Committee does not have specific minimum qualifications that must be met before recommending a candidate for election to the Board of Directors, the Committee does review numerous criteria before recommending a candidate. Such criteria include: character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, other commitments and the like.

Communications from Stockholders

     Stockholders may communicate with the Board of Directors by submitting either an e-mail to bod@atmel.com or written communication addressed to the Board of Directors (or specific board member) c/o Mike Ross, Vice President and General Counsel, Atmel Corporation, 2325 Orchard Parkway, San Jose, CA 95131. E-mail communications that are intended for a specific director should be sent to the e-mail address above to the attention of the applicable director. The Chairman of the Corporate Governance and Nominating Committee will, with the assistance of our General Counsel, (1) review all communications to the Board of Directors, (2) determine if such communications relate to substantive matters, (3) if such communications relate to substantive matters, provide copies (or summaries) of such communications to the other directors as he or she considers appropriate, and (4) if such communications do not relate to substantive matters, determine what action, if any, will be taken with such communications. Communications relating to corporate governance and long-term corporate strategy are more likely to be deemed “substantive” and therefore forwarded on to the Board of Directors than communications relating to personal grievances or matters as to which we receive repetitive and duplicative communications.

Board Meetings and Committees

     All directors are expected to attend each meeting of the Board of Directors and the committees on which he or she serves. All directors are also encouraged, but not required to attend our Annual Meeting of Stockholders. Each director, other than Pierre Fougere and David Sugishita, attended the 2004 Annual Meeting of Stockholders. During the fiscal year ended December 31, 2004, the Board of Directors held eleven meetings. The Board of Directors has the following standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he or she served during the past fiscal year.

     Audit Committee

     We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The current members of the Audit Committee are Messrs. Thomas, Fougere, Kim and Sugishita. Our Board of Directors has determined that (1) each of the current members of the Audit Committee is “independent” within the meaning of the Nasdaq listing standards and within the meaning of the rules of the Exchange Act and (2) David Sugishita meets the requirements of an audit committee financial expert in accordance with SEC rules. The Audit Committee held twenty meetings during 2004 at which, among other things, it discussed Atmel’s financial results and regulatory developments (including the Sarbanes-Oxley Act of 2002) and Atmel’s response to such regulatory developments with our independent registered public accounting firm. The duties of the Audit Committee are to assist the Board in fulfilling its responsibility for general oversight of the integrity of Atmel’s financial statements, Atmel’s compliance with legal and regulatory requirements, the qualifications, independence and performance of our independent registered public accounting firm, and Atmel’s internal accounting and financial controls. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement, reviews the reports of Atmel’s management and our independent registered public accounting firm concerning Atmel’s internal accounting and financial controls, appoints, determines the compensation of and oversees the work of our independent registered public accounting firm, and reviews and approves the scope of the annual audit. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all our books, records, facilities and personnel and the power to retain outside counsel, auditors or other experts for this purpose. The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent registered public accounting firm. The charter of the Audit Committee can be accessed on our web site at www.atmel.com/ir/governance.asp.

     Corporate Governance and Nominating Committee

     We have a separately-designated standing Corporate Governance and Nominating Committee that currently consists of Messrs. Thomas, Kim and Sugishita. Our Board of Directors has determined that each of the members of the Corporate Governance and Nominating Committee is “independent” within the meaning of the Nasdaq listing standards. This Committee develops principles of corporate governance and recommends them to the Board of Directors for its consideration and approval. The Committee also reviews governance-related stockholder proposals and makes recommendations to the Board of Directors for action on such proposals. The Corporate Governance and Nominating Committee makes recommendations to the Board of Directors regarding the composition and size of the Board. The Committee also establishes procedures for the submission of candidates for election to the Board, establishes procedures for identifying and evaluating candidates for director and determines the relevant criteria for Board membership. The Corporate Governance and Nominating Committee was formed in 2004, and therefore did not hold a meeting during 2004, but did hold a meeting in early 2005. The charter of the Corporate Governance and Nominating Committee can be accessed on our web site at www.atmel.com/ir/governance.asp.

     Compensation Committee

     We have a separately-designated standing Compensation Committee. The Compensation Committee currently consists of Messrs. Thomas, Hall and Fougere. Our Board of Directors has determined that each of the members of the Compensation Committee is “independent” within the meaning of the Nasdaq listing standards. This Committee reviews and approves our executive compensation policies, including the salaries and target bonuses of our executive officers, and administers our incentive stock plans. The Compensation Committee held three meetings during 2004. The charter of the Compensation Committee can be accessed on our web site at www.atmel.com/ir/governance.asp.

Code of Ethics/Standards of Business Conduct

     It is our policy to conduct our operations in compliance with all applicable laws and regulations and to operate our business under the fundamental principles of honesty, integrity and ethical behavior. This policy can be found in our Standards of Business Conduct, which is applicable to all of our directors, officers and employees. Such Standards of Business Conduct incorporate the Code of Ethics required by Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Our Standards of Business Conduct also complies with Nasdaq’s listing standards.

     Our Standards of Business Conduct are designed to promote honest and ethical conduct, the compliance with all applicable laws, rules and regulations and to deter wrongdoing. Our Standards of Business Conduct are also aimed at ensuring that information we provide to the public (including our filings with and submissions to the SEC) is accurate, complete, fair, relevant, timely and understandable. A copy of our Standards of Business Conduct can be accessed on our web site at www.atmel.com/ir/governance.asp. We intend to disclose future amendments to certain provisions of our Standards of Business Conduct, or waivers of such provisions granted to directors and executive officers, on our web site in accordance with applicable SEC and Nasdaq requirements.

Director Compensation

     Our employee Directors receive no cash compensation for service on the Board of Directors.

     During 2004, each non-employee Director other than David Sugishita received cash compensation of $60,000 for service on the Board of Directors and its Committees. During 2004, Mr. Sugishita received cash compensation of $55,000 for service on the Board of Directors and its Committees, which service began in February 2004. Mr. Fougere also received an extra $1,500 per month during 2004 for travel and related costs incident to his French residence for his attendance at Board of Directors and Committee meetings.

     During 2005, each non-employee Director will receive cash compensation of $60,000 per year, paid in installments, for service on the Board of Directors and its Committees. Mr. Fougere will also receive an additional $1,500 per month during 2005 to reimburse travel and related costs incident to his French residence for his attendance at Board of Directors and Committee meetings.

     On February 13, 2004, upon joining the Board of Directors, we granted David Sugishita a nonstatutory stock option for the purchase of 30,000 shares of our common stock at an exercise price per share equal to the fair market value per share on that date, or $7.38 per share. On February 13, 2004, we granted each of Messrs. Thomas and Hall nonstatutory stock options for the purchase of 20,000 shares of our common stock at an exercise price per share equal to the fair market value per share on that date, or $7.38 per share. Each of such option grants were from our 1996 Stock Plan. Assuming continued service on our Board of Directors, such options vest and become exercisable over four years, with 12.5% of the shares vesting six months after grant date and 2.0833% of the shares vesting each month thereafter until fully vested. There were no other stock option grants to non-employee Directors during 2004.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NOMINEES SET FORTH HEREIN.

REPORT OF THE AUDIT COMMITTEE

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for general oversight of the integrity of Atmel’s financial statements, Atmel’s compliance with legal and regulatory requirements, the qualifications, independence and performance of our independent registered public accounting firm, and Atmel’s internal accounting and financial controls. This purpose is more fully described in the charter of the Audit Committee which can be accessed on our web site at www.atmel.com/ir/governance.asp.

     Our Audit Committee has (1) reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers LLP, our independent registered public accounting firm, (2) discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, and (3) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with PricewaterhouseCoopers LLP their independence.

     Based on the review and discussions referred to in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and filed with the Securities and Exchange Commission.

     Respectfully submitted by the members of the Audit Committee of the Board of Directors.

T. Peter Thomas
Pierre Fougere
Dr. Chaiho Kim
David Sugishita

SECURITY OWNERSHIP

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of December 31, 2004 by (i) each person known by us to be a beneficial owner of more than 5% of our outstanding common stock, (ii) each of the executive officers named in the Summary Compensation Table, (iii) each director and (iv) all directors and executive officers as a group. The information on beneficial ownership in the table and the footnotes hereto is based upon our records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to us by such person or entity. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable, and can be reached by contacting our principal executive offices.

	Common Stock	Approximate Percent
Beneficial Owner (1)	Beneficially Owned (2)	Beneficially Owned (2)
George Perlegos (3)	33,270,767	6.97%
Mellon Financial Corporation (4)	30,159,204	6.31%
Gust Perlegos (5)	14,581,241	3.05%
Tsung-Ching Wu (6)	8,086,149	1.69%
Graham Turner (7)	557,520	*
Francis Barton (8)	266,453	*
T. Peter Thomas (9)	175,150	*
Norm Hall (10)	158,750	*
Pierre Fougere (11)	20,000	*
Dr. Chaiho Kim (12)	18,083	*
David Sugishita (13)	7,500	*
All directors and executive officers as a group (13 persons) (14)	60,021,370	12.5%

*	Less than one percent of the outstanding common stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Atmel Corporation, 2325 Orchard Parkway, San Jose, CA 95131.

(2)	Based on 477,926,493 shares outstanding on December 31, 2004. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Atmel common stock subject to options held by that person that will be exercisable within 60 days after December 31, 2004, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 91,667 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(4)	Based on a Schedule 13G filed with the SEC on February 10, 2005 by Mellon Financial Corporation. The address of Mellon Financial Corporation is One Mellon Center, Pittsburgh, Pennsylvania 15258.

(5)	Includes 292,293 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(6)	Includes 320,417 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(7)	Includes 152,500 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(8)	Includes 248,334 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(9)	Includes 158,750 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(10)	Includes 158,750 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(11)	Includes 20,000 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(12)	Includes 12,083 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(13)	Includes 7,500 shares issuable under stock options exercisable within 60 days of December 31, 2004.

(14)	Includes 2,234,168 issuable under stock options exercisable within 60 days of December 31, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table shows, as to Atmel’s Chief Executive Officer and each of Atmel’s four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year (the “Named Officers”), information concerning compensation paid for services to Atmel in all capacities during the last three fiscal years:

				Long-Term
				Compensation	All Other
		Annual Compensation		Awards	Compensation
				Number of Shares
				Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options
George Perlegos	2004	651,087	100,000	400,000	$5,408	(1)(2)
President and Chief	2003	350,115	—	—	5,228	(1)(2)
Executive Officer	2002	350,115	—	—	4,251	(1)(2)

Gust Perlegos	2004	430,361	75,000	—	2,454	(2)
Executive Vice President,	2003	305,337	—	100,000	2,364	(2)
Office of the President	2002	305,337	—	150,000	1,875	(2)

Tsung-Ching Wu	2004	399,916	75,000	—	2,954	(1)(2)
Executive Vice President,	2003	278,300	—	100,000	2,864	(1)(2)
Office of the President	2002	283,866	—	200,000	2,375	(1)(2)

Francis Barton (3)	2004	376,147	150,000	—	500	(1)
Executive Vice President and	2003	224,815	319,825	600,000	500	(1)
Chief Financial Officer	2002	—	—	—	—

Graham Turner (4)	2004	306,111	122,152	—	—
Vice President and General	2003	248,517	95,196	80,000	—
Manager, Microcontroller	2002	—	—	—	—
Business Unit

(1)	$500.00 of such amount represents Atmel’s contributions to the respective 401(k) plans, which provides for broad-based employee participation.

(2)	George Perlegos, Gust Perlegos and Tsung-Ching Wu received fees for serving on the board of directors of Atmel’s subsidiary, Atmel Germany GmbH, in the amounts of $4,908, $2,454 and $2,454, respectively, for 2004; $4,728, $2,364 and $2,364, respectively for 2003; and $3,751, $1,876 and $1,876, respectively for 2002.

(3)	Mr. Barton joined Atmel in May 2003.

(4)	Mr. Turner was made an executive officer of Atmel in May 2003.

Option Grants in Last Fiscal Year

     The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the year ended December 31, 2004. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock.

Individual Grants (1)
% of Total
	Number of		Options			Potential Realizable Value
	Shares		Granted to			at Assumed Annual Rates
	Underlying		Employees	Exercise		of Stock Price Appreciation
	Options		in Fiscal	Price Per	Expiration	for Option Term
Name	Granted		Year (2)	Share	Date	5%	10%
George Perlegos	400,000	(3)	25.54%	$6.20	3/23/2014	$1,559,659	$3,952,481
Gust Perlegos	—		—	—	—	—	—
Tsung-Ching Wu	—		—	—	—	—	—
Francis Barton	—		—	—	—	—	—
Graham Turner	—		—	—	—	—	—

(1)	The option was granted from our 1996 Stock Plan and has an exercise price equal to the fair market value per share of our common stock on the date of grant.

(2)	Atmel granted options to employees to purchase 1,566,380 shares of common stock in the fiscal year ended December 31, 2004.

(3)	Shares subject to the option vest and become exercisable as follows: 12.5% six months after the grant date (which was March 24, 2004) and 2.0833% each month thereafter until fully vested.

Option Exercises and Holdings

     The following table provides information with respect to option exercises in 2004 by the Named Officers and the value of such officers’ unexercised options at December 31, 2004:

			Number of Shares Underlying		Value of Unexercised
			Unexercised Options at		In-The-Money Options at
	Shares Acquired	Value	Fiscal Year-End		Fiscal Year-End (2)
Name	on Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
George Perlegos	—	—	75,000	325,000	—	—
Gust Perlegos	—	—	601,875	128,125	$69,056	$43,364
Tsung-Ching Wu	—	—	627,916	152,084	$116,190	$86,730
Francis Barton	10,000	$44,500	212,917	377,083	$396,505	$637,395
Graham Turner	200,000	$367,422	152,500	97,500	$45,250	$45,250

(1)	Market value of underlying securities on date of exercise, minus the exercise price.

(2)	Market value of unexercised options is based on the last reported sales price of our common stock on the Nasdaq National Market of $3.92 per share on December 31, 2004, minus the exercise price.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors generally reviews and approves our executive compensation policies, including the base salary levels and target incentives for our executive officers, at the beginning of each year, and approves the performance objectives of the officers in their areas of responsibility. The Compensation Committee also administers our stock plans, including our 1996 Stock Plan and our 1991 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of Atmel or any of its subsidiaries.

Compensation Policies

     Our policy is that a substantial portion of each officer’s annual compensation should be based upon our financial performance. The Compensation Committee adjusts the salaries of our officers based on our financial performance during the past year and on each officer’s performance against the objectives related to his area of responsibility. Following a freeze in salaries from 2002 to 2003, and Atmel’s improved performance at the end of 2003, the Compensation Committee decided to increase base salaries in 2004 for our executive officers.

     Due to improved performance in 2004 compared to 2003, the Compensation Committee decided to pay discretionary bonuses for 2004 to our executive officers.

     The Compensation Committee considers granting stock options to executive officers based upon a number of factors, including such officer’s responsibilities and relative position, any changes in such officer’s responsibility and position, such officer’s equity interest in the form of stock and options held by such individual, and the extent to which existing options remain unvested. Upon recommendation of the Compensation Committee, the Board of Directors approved an option grant to our Chief Executive Officer during 2004, but not to any other executive officer. All options are granted at the current market price of our common stock on the date of grant and options generally vest over four years.

Compensation of Chief Executive Officer

     As reported in our 2004 Proxy Statement, the Compensation Committee used the criteria described above for compensation decisions regarding the Chief Executive Officer, and in addition considered the salaries of CEOs with a number of comparably-sized companies in the semiconductor industry (the “Benchmark Group”). Such group is subject to change from year to year based on the Compensation Committee’s assessment of comparability. The Compensation Committee determined that in 2003, Mr. George Perlegos’ compensation was well below the average compensation of chief executive officers in the Benchmark Group. The Compensation Committee decided to increase the base salary of our Chief Executive Officer in 2004 to a level comparable to other CEOs in the Benchmark Group.

     The Compensation Committee decided to pay our Chief Executive Officer a bonus of $100,000 for 2004, along with other executives, due to improved performance of Atmel for 2004 compared to 2003. The Compensation Committee also determined that since Mr. George Perlegos had never received an option grant since founding Atmel in 1984, it would award him the maximum option grant allowed under the 1996 Stock Plan, 400,000 shares, during each of the years 2004 and 2005.

     Respectfully submitted by the members of the Compensation Committee of the Board of Directors.

T. Peter Thomas Norm Hall Pierre Fougere

PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for Atmel Corporation, the S&P 500 Index and the S&P 500 Information Technology Index. The graph assumes that $100 was invested in Atmel’s common stock, the S&P 500 Index and the S&P 500 Information Technology Index from the date of December 31, 1999 through the 2004 year end. Historic stock price performance is not necessarily indicative of future stock price performance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2004 the Compensation Committee consisted of Messrs. Thomas, Hall and Fougere. No interlocking relationships exist between any member of the Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of Atmel or its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2002, we entered into an agreement with Board approval with Alliant Partners, an investment banking firm, to help us sell our Irving, Texas facility. Although no fees were paid to Alliant Partners during 2004, we will owe fees to Alliant Partners if we sell the facility through their efforts. Norm Hall, a director of Atmel and a member of the Compensation Committee, is Managing Director of Alliant Partners. During 2004, with Board approval we paid Angela Perlegos fees of $54,000 for her services on the Boards of Directors of several of our subsidiaries. Angela Perlegos is the wife of George Perlegos, the CEO and a director of Atmel. During 2004, we accrued $143,000 for payments due to MartSoft Corporation pursuant to a development agreement. The Chairman and CEO of MartSoft is the wife of Tsung-Ching Wu, an executive officer and director of Atmel.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors and 10% stockholders are also required by the SEC rules to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of copies of such forms received, or written representations from certain reporting persons that no filings were required for such persons, we believe that, during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our compensation plans as of December 31, 2004.

	(a)	(b)	(c)
Number of securities
remaining available for
future issuance under
	Number of securities	Weighted-average exercise	equity compensation
	to be issued upon exercise	price of outstanding	plans (excluding
	of outstanding options,	options, warrants and	securities reflected in
Plan Category	warrants and rights	rights	column(a))

Equity compensation plans approved by security holders	29,578,000(1)	$5.70	36,428,000(2)
Equity compensation plans not approved by security holders	—	—	—
Total	29,578,000	$5.70	36,428,000(2)

(1)	Includes options to purchase shares outstanding under the 1986 Incentive Stock Option Plan and the 1996 Stock Plan

(2)	Includes 15,072,000 shares issuable under our 1991 Employee Stock Purchase Plan

PROPOSAL TWO

APPROVAL OF THE ATMEL CORPORATION 2005 STOCK PLAN (AN AMENDMENT
AND RESTATEMENT OF THE ATMEL CORPORATION 1996 STOCK PLAN)

     Atmel is asking stockholders to approve the Atmel Corporation 2005 Stock Plan (an amendment and restatement of the 1996 Stock Plan) (the “Plan”) so that it can use the Plan to achieve Atmel’s goals. The Board of Directors has approved the Plan, subject to stockholder approval at the Annual Meeting. If stockholders approve the Plan at the Annual Meeting, the primary results of such approval are (i) the effective extension of the 1996 Stock Plan until May 11, 2015, (ii) the addition of stock appreciation rights and restricted stock units; and (iii) the ability to grant performance-based awards that are fully deductible for federal income tax purposes.

     Atmel provides stock options to its employees as an incentive to employees to increase long-term stockholder value. The Plan includes a variety of forms of equity awards, including stock options, restricted stock, stock appreciation rights and restricted stock units to allow Atmel to adapt its equity compensation program to meet the needs of the highly competitive business environment in which Atmel operates.

     The Board of Directors strongly believes that the approval of the Plan is essential to Atmel’s continued success. Equity awards motivate high levels of performance, align the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in Atmel, and provide an effective means of recognizing employee contributions to the success of Atmel. The Board of Directors and management believe that equity awards are of great value in recruiting highly talented individuals who help Atmel meet its goals, as well as helping to retain Atmel’s very valuable current employees.

Description of the Plan

     The following paragraphs provide a summary of the principal features of the Plan and its operation. The Plan is set forth in its entirety as Appendix A to this Proxy Statement. The following summary is qualified in its entirety by reference to the Plan.

     Background and Purpose of the Plan. The Plan permits the grant of the following types of incentive awards: (1) incentive stock options, (2) nonstatutory stock options, (3) restricted stock, (4) stock appreciation rights, and (5) restricted stock units (individually, an “Award”). The Plan is intended to attract, motivate, and retain (1) employees of Atmel and its affiliates, (2) consultants, if needed to provide significant services to Atmel and its affiliates, and (3) outside directors of Atmel. The Plan also is designed to encourage stock ownership by employees, directors, and consultants, thereby aligning their interests with those of Atmel’s stockholders and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).

     Administration of the Plan. The Plan is administered by the Board of Directors or a committee (the “Committee”) appointed by the Board (the “Administrator”). A Committee generally consists of at least two directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) (so that Atmel is entitled to a federal tax deduction for certain performance-based compensation paid under the Plan).

     Subject to the terms of the Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Plan and outstanding Awards. The Administrator also has authority to amend outstanding Awards to provide for a lower exercise price and/or permit the surrender or cancellation of outstanding Awards in exchange for Awards with a lower exercise price, a different type of Award, cash, and/or a combination thereof. The Administrator may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of Atmel; provided, however, the Administrator generally may not delegate its authority and powers with respect to Awards intended to qualify as performance-based compensation under Section 162(m) if the delegation would cause the Awards to fail to so qualify.

     Assuming stockholder approval, the Plan will be effective May 11, 2005 (prior to such time, Atmel shall continue operating under the 1996 Stock Plan as currently in effect). The number of shares of Atmel Common Stock (“Shares”)

initially reserved for issuance under the Plan will equal up to 56,000,000 Shares (approximately 38,000,000 Shares of which have been issued under the 1996 Stock Plan and approximately 18,000,000 Shares of which are still available for issuance under the 1996 Stock Plan). Thus, there will be no actual increase in Shares available for grant under Atmel’s equity incentive plans.

     As is the case currently, if an Award is cancelled, terminates, expires, or lapses for any reason without having been fully exercised or vested, the unvested or cancelled Shares generally will be returned to the available pool of Shares reserved for issuance under the Plan.

     Eligibility to Receive Awards. The Administrator selects the employees, consultants, and directors who will be granted Awards under the Plan. The actual number of individuals who will receive Awards cannot be determined in advance because the Administrator has the discretion to select the participants.

     Stock Options. A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not Atmel, to more favorable tax treatment). Each option Award is evidenced by an Award agreement specifying the terms and conditions of the Award. The Administrator will determine the number of Shares covered by each option, but during any fiscal year of Atmel, no participant may be granted options (and/or other Awards) covering more than 1,500,000 Shares, unless in connection with the participant’s initial year of service, in which case such participant may be granted options to purchase up to an additional 1,500,000 Shares.

     The exercise price of the Shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option for incentive stock options and nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. An exception may be made for options granted pursuant to a merger or other corporate transaction.

     In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Atmel or any of its subsidiaries. With respect to each participant, the aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by such participant during any calendar year also may not exceed $100,000 (any excess to be considered nonstatutory stock options).

     Options become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration may not be later than 10 years after the grant date or such shorter term as provided in an Award agreement. In addition, if a participant who, at the time an incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of Atmel or any of its subsidiaries, the expiration term is five (5) years from the date of grant or such shorter term as provided in the Award agreement.

     After termination of one of our employees, directors or consultants, he or she may exercise his or her option for the period of time determined by the Administrator and stated in the Award agreement. In the absence of a time specified in a participant’s Award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the Award agreement), unless such participant’s service relationship terminates due to the participant’s death or disability, in which case the participant or, if the participant has died, the participant’s estate, beneficiary designated in accordance with the Administrator’s requirements or the person who acquires the right to exercise the option by bequest or inheritance, may exercise the option, to the extent the option was vested on the date of termination, within 12 months from the date of such termination.

     The exercise price of each option must be paid in full in cash (or cash equivalent) at the time of exercise. The Administrator also may permit payment through the tender of Shares that are already owned by the participant, or by any other means that the Administrator determines to be consistent with the purpose of the Plan. At the time of exercise, a participant must pay any taxes that Atmel is required to withhold.

     Restricted Stock. Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of Shares of restricted stock granted to any participant, but during any fiscal year of Atmel, no participant may be granted more than 1,500,000 Shares of restricted stock (and/or other Awards) unless in connection with the participant’s initial year of service, in which case such participant may be granted restricted stock (and/or other Awards) up to an additional 1,500,000 Shares.

     In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Administrator may impose whatever conditions to vesting it determines to be appropriate. Each restricted stock Award is evidenced by an Award agreement specifying the terms and conditions of the Award. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information).

     A holder of restricted stock will have full voting rights, unless determined otherwise by the Administrator. A holder of restricted stock also generally will be entitled to receive all dividends and other distributions paid with respect to Shares; provided, however, that dividends and distributions generally will be subject to the same vesting criteria as the Shares upon which the dividend or distribution was paid.

     Stock Appreciation Rights. Stock appreciation rights (“SARs”) are Awards that grant the participant the right to receive an amount (in the form of cash, Shares of equal value, or a combination thereof, as determined by the Administrator) equal to (1) the number of shares exercised, times (2) the amount by which Atmel’s stock price exceeds the exercise price. Each stock appreciation right Award is evidenced by an Award agreement specifying the terms and conditions of the Award. The exercise price is set by the Administrator but cannot be less than 100% of the fair market value of the covered Shares on the grant date. A SAR may be exercised only if it becomes vested based on the vesting schedule established by the Administrator. SARs expire under the same rules that apply to options and are subject to the same per-person limits (1,500,000 covered Shares for SARs and/or other Awards in any fiscal year unless in connection with the participant’s initial year of service, in which case such participant may be granted SAR’s covering up to an additional 1,500,000 Shares).

     Restricted Stock Units. Restricted Stock units are Awards that result in a payment to a participant (in the form of cash, Shares of equal value, or a combination thereof, as determined by the Administrator) only if performance goals and/or other vesting criteria established by the Administrator are achieved or the Awards otherwise vest. Each restricted stock units Award is evidenced by an Award agreement specifying the terms and conditions of the Award. The applicable performance goals or vesting criteria (which may be based solely on continued service to Atmel and its affiliates) will be determined by the Administrator, and may be applied on a company-wide, business unit or individual basis, as deemed appropriate in light of the participant’s specific responsibilities (see “Performance Goals” below for more information).

     During any fiscal year of Atmel, no participant may receive restricted stock units covering greater than 1,500,000 Shares unless in connection with the participant’s initial year of service, in which case such participant may be granted restricted stock units covering up to an additional 1,500,000 Shares. The Administrator establishes the initial value of each restricted stock unit on the date of grant.

     Performance Goals. The Administrator (in its discretion) may make performance goals applicable to a participant with respect to an Award. At the Administrator’s discretion, one or more of the following performance goals may apply:

•	Annual Revenue.

•	Operating Profit.

•	Cash Flow from Operations.

•	Net Income.

•	Pro Forma Net Income.

•	Earnings per Share.

•	Return on Sales.

     The performance goals may differ from participant to participant and from Award to Award. Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, compared against another company or companies), (3) against the performance of Atmel as a whole or a segment of Atmel, and/or (4) on a pre-tax or after-tax basis.

     By granting Awards that vest upon achievement of performance goals, the Administrator may be able to preserve Atmel’s deduction for certain compensation in excess of $1,000,000. Section 162(m) limits Atmel’s ability to deduct annual compensation paid to Atmel’s Chief Executive Officer or any other of Atmel’s four most highly compensated executive officers to $1,000,000 per individual. However, Atmel can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive, and for Awards other than stock options and stock appreciation rights, establishing performance criteria that must be met before the Award actually will vest or be paid. The performance goals listed above, as well as the per-person limits on shares covered by Awards, permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting Atmel to receive a federal income tax deduction in connection with such Awards.

     Limited Transferability of Awards. Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Administrator may permit an individual to transfer an Award to an individual or entity. Any transfer shall be made in accordance with procedures established by the Administrator.

     Awards to be Granted to Certain Individuals and Groups. The number of Awards (if any) that an employee, consultant, or director may receive under the Plan is in the discretion of the Administrator and therefore cannot be determined in advance. Atmel’s executive officers and directors have an interest in this proposal because they are eligible to receive Awards under the Plan.

     Adjustments upon Changes in Capitalization. If Atmel experiences a stock dividend, reorganization, or other change in capital structure affecting the Shares, the number of Shares available for issuance under the Plan, the outstanding Awards, and the per-person limits on Awards, shall be proportionately adjusted to reflect the stock dividend or other change.

     Adjustments upon Liquidation or Dissolution. In the event of a liquidation or dissolution, any unexercised Award will terminate. The Administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the Award, including Shares as to which the Award would not otherwise be exercisable.

     Adjustments upon Merger or Change in Control. The Plan provides that in the event of a merger with or into another corporation or a sale of all or substantially all of Atmel’s assets, the successor corporation will assume or substitute an equivalent Award for each outstanding Award. Unless determined otherwise by the Administrator, any outstanding options or stock appreciation rights not assumed or substituted for will be fully vested and exercisable, including as to Shares that would not otherwise have been vested and exercisable, for a period of up to 15 days from the date of notice to the optionee. The option or stock appreciation right will terminate at the end of such period. Unless determined otherwise by the Administrator, any restricted stock or restricted stock units not assumed or substituted for will be fully vested as to all of the Shares subject to the Award, including Shares which would not otherwise be vested.

Federal Tax Aspects

     The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Atmel of Awards granted under the Plan. Tax consequences for any particular individual may be different.

     Nonstatutory Stock Options and Stock Appreciation Rights. No taxable income is recognized when a nonstatutory stock option or a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss.

     Incentive Stock Options. No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

     Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income upon grant of restricted stock or restricted stock units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

     Tax Effect for Atmel. Atmel generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). As discussed above, special rules limit the deductibility of compensation paid to Atmel’s Chief Executive Officer and to each of the next four most highly compensated executive officers. However, the Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation under Section 162(m), thereby permitting Atmel to receive a federal income tax deduction in connection with such Awards.

     THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND ATMEL CORPORATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

Amendment and Termination of the Plan

     The Board generally may amend or terminate the Plan at any time and for any reason. However, no amendment, suspension, or termination may impair the rights of any participant without his or her consent.

Summary

     Atmel believes strongly that the approval of the Plan is essential to its continued success. Awards such as those provided under the Plan constitute an important incentive and help Atmel to attract and retain people whose skills and performance are critical to Atmel’s success. Atmel’s employees and directors are its most important asset. The Plan is vital to Atmel’s ability to attract and retain outstanding and highly skilled individuals to work for Atmel and to serve on its Board of Directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” APPROVAL OF THE ATMEL CORPORATION 2005 STOCK PLAN (AN AMENDMENT AND RESTATEMENT OF THE ATMEL CORPORATION 1996 STOCK PLAN).

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2005. PricewaterhouseCoopers LLP has audited our financial statements since the year ended 1985.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. The representatives are also expected to be available to respond to appropriate questions from the stockholders.

Ratification of Appointment of PricewaterhouseCoopers LLP

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as Atmel’s independent registered public accounting firm is not required by Atmel’s bylaws or other applicable legal requirement. However, our Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Atmel and its stockholders.

Fees of PricewaterhouseCoopers LLP Incurred by Atmel

     The following table sets forth the fees billed for services rendered by PricewaterhouseCoopers LLP for each of our last two fiscal years.

	2004	2003
Audit fees[1]	$5,478,000	$1,424,000
Audit-related fees[2]	—	313,000
Tax fees[3]	55,000	26,000
All other fees	—	—

Total	$5,533,000	$1,763,000

1.  Audit fees represent fees for professional services provided in connection with the audit of our financial statements and of our internal control over financial reporting and the review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

2.  Audit-related fees consisted primarily of advisory services rendered to Atmel in conjunction with Atmel’s preliminary assessment of our readiness to meet the provisions of Section 404 of the Sarbanes-Oxley Act of 2002 pertaining to internal controls over financial reporting and accounting consultations regarding accounting and financial reporting.

3.  Tax fees consisted of fees for expatriate tax services and international tax planning services and other tax compliance advice.

Audit Committee Pre-Approval Policy

     Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board of Directors, subject to a de minimus exception set forth in the SEC rules (the De Minimus Exception). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimus Exception during the periods in which the pre-approval requirement has been in effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005. IN THE EVENT OF A NEGATIVE VOTE ON SUCH RATIFICATION, THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.

OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: April 7, 2005

APPENDIX A

ATMEL CORPORATION

2005 STOCK PLAN

(AS AMENDED AND RESTATED MAY 11, 2005)

     1. Background. The Plan permits the grant of Nonstatutory Stock Options, Incentive Stock Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units.

     2. Purposes of the Plan. The purposes of this 2005 Stock Plan are:

-	to attract and retain the best available personnel for positions of substantial responsibility,

-	to provide additional incentive to Employees, Directors and Consultants, and

-	to promote the success of the Company’s business.

     3. Definitions. As used herein, the following definitions shall apply:

          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

          (b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          (c) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (d) “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

          (e) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units.

          (f) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (g) “Board” means the Board of Directors of the Company.

          (h) “Cash Flow from Operations” means as to any Fiscal Year, the Company’s cash generated from operating activities, or a business unit’s cash generated from operating activities, determined in accordance with generally acceptable accounting principles.

          (i) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          (j) “Committee” means a committee of Directors appointed by the Board in accordance with Section 5 of the Plan.

          (k) “Common Stock” means the common stock of the Company.

          (l) “Company” means Atmel Corporation, a Delaware corporation.

          (m) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (n) “Director” means a member of the Board, either as an Employee or an Outside Director.

          (o) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (p) “Earnings Per Share” means as to any Fiscal Year, the Company’s Net Income or a business unit’s Pro Forma Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding.

          (q) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

          (r) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

          (s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (u) “Fiscal Year” means the fiscal year of the Company.

          (v) “Grant Date” means, with respect to an Award, the date that the Award was granted.

          (w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (x) “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

          (y) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          (z) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award grant. The Notice of Grant is part of the Award Agreement.

          (aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (bb) “Operating Profit” means the Company’s or a business unit’s profit from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

          (cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

          (dd) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (ee) “Option Exchange Program” means a program whereby outstanding Options are surrendered or cancelled in exchange for the right to receive options of the same type, of a different type and/or cash pursuant to such terms as the Administrator may determine.

          (ff) “Optioned Stock” means the Common Stock subject to an Award. (gg) “Outside Director” means a Director who is not an Employee.

           (gg) “Outside Director” means a Director who is not an Employee.

          (hh) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (ii) “Participant” means the holder of an outstanding Award, which shall include an Optionee.

          (jj) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Operating Profit, (c) Cash Flow from Operations, (d) Net Income, (e) Pro Forma Net Income, (f) Earnings Per Share, and (g) Return on Sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be (i) measured in absolute terms, (ii) measured in relative terms (including, but not limited to compared to another company or companies), (iii) measured against the performance of the Company as a whole or a segment of the Company and/or (iv) measured on a pre-tax or post-tax basis (if applicable).

          (kk) “Plan” means this 2005 Stock Plan, as amended.

          (ll) “Pro Forma Net Income” means as to any business unit for any Fiscal Year, the Controllable Profits of such business unit, minus allocations of designated corporate expenses.

          (mm) “Reload Option” means an Option that automatically is granted if a Participant pays the exercise price of an Option by tendering Shares.

          (nn) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

          (oo) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (pp) “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 14.

          (qq) “Retirement” means, in the case of an Employee or Director: (a) a Termination of Service occurring on or after age sixty-five (65), or (b) a Termination of Service occurring on or after age sixty (60) with at least ten (10) Years of Service. With respect to a Consultant, no Termination of Service shall be deemed to be on account of “Retirement.”

          (rr) “Return on Sales” means as to any Fiscal Year, the percentage equal to the Company’s Net Income or the business unit’s Pro Forma Net Income, divided by the Company’s or the business unit’s Annual Revenue, as applicable.

          (ss) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (tt) “Section 16(b)” means Section 16(b) of the Exchange Act. (uu) “Service Provider” means an Employee, Director or Consultant.

           (uu) “Service Provider” means an Employee, Director or Consultant.

          (vv) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ww) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option (either affiliated or tandem) that pursuant to Section 13 is designated as an SAR.

          (xx) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 12 of the Plan, as evidenced by a Notice of Grant.

          (yy) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (zz) “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment or engagement as a consultant by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous employment as an Employee or re-engagement of the Consultant by the Company or an Affiliate; and (c) in the case of a Director, a cessation of the Director’s service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, Disability, Retirement or non-reelection to the Board, but excluding any such termination where there is a simultaneous employment as an Employee or engagement as a Consultant by the Company or an Affiliate.

     4. Stock Subject to the Plan. Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 56,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     5. Administration of the Plan.

          (a) Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. For purposes of qualifying grants of Awards as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code (e.g., in determining the Performance Goals).

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Awards may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted; provided, however, that no such reduction of the exercise price of an Award will occur, unless approved by the Company’s stockholders (except for adjustments made pursuant to Section 16).

               (vii) to institute an Option Exchange Program, provided that no such program may, without the approval of the Company’s stockholders, allow for the cancellation of an outstanding Option followed by its immediate replacement with a new Option with a lower exercise price.

               (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

               (x) to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     6. Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     7. Limitations.

          (a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Award shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options, Stock Purchase Rights, Stock Appreciation Rights and Restricted Stock Units:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options, Stock Purchase Rights, Stock Appreciation Rights or Restricted Stock Units to purchase more than 1,500,000 Shares.

               (ii) In connection with his or her initial service, a Service Provider may be granted Options, Stock Purchase Rights, Stock Appreciation Rights or Restricted Stock Units to purchase up to an additional 1,500,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 16.

               (iv) If an Option, Stock Purchase Rights, Stock Appreciation Rights or Restricted Stock Unit is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 16), the cancelled Option, Stock Purchase Rights, Stock Appreciation Rights or Restricted Stock Units will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option, Stock Purchase Rights, Stock Appreciation Rights or Restricted Stock Unit is reduced, the transaction will be treated as a cancellation of the Option, Stock Purchase Rights, Stock Appreciation Rights or Restricted Stock Units and the grant of a new Option, Stock Purchase Rights, Stock Appreciation Rights or Restricted Stock Units.

     8. Term of Plan. Subject to Section 22 of the Plan, the Plan shall become effective upon adoption by the Board and obtaining stockholder approval. The Plan amends and restates the previous 1996 Stock Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.

     9. Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

     10. Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) other Shares, which in the case of Shares acquired directly or indirectly from the Company, (A) have been vested and owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

               (vi) any combination of the foregoing methods of payment; or

               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     11. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Except for options granted prior to October 11, 1996, or unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee’s death within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

12. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the

Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Number of Shares. The Administrator shall have complete discretion to determine the number of Stock Purchase Rights granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted Stock Purchase Rights covering more than 1,500,000 Shares, unless in connection with his or her initial service as described in Section 7(c)(ii).

          (c) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

     13. Stock Appreciation Rights.

          (a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator may grant affiliated SARs, freestanding SARs, tandem SARs, or any combination thereof.

               (i) Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 1,500,000 Shares, unless in connection with his or her initial service as described in Section 7(c)(ii).

               (ii) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of tandem or affiliated SARs shall equal the Exercise Price of the related Option.

          (b) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a tandem SAR granted in connection with an Incentive Stock Option: (a) the tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the tandem SAR is exercised; and (c) the tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

          (c) Exercise of Affiliated SARs. An affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

          (d) Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

          (e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

          (f) Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 11 also shall apply to SARs.

          (g) Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

               (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

               (ii) The number of Shares with respect to which the SAR is exercised.

               At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     14. Restricted Stock Units.

          (a) Grant of Restricted Stock Units. Restricted Stock Units may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion.

          (b) Number of Shares. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted Restricted Stock Units covering more than 1,500,000 Shares, unless in connection with his or her initial service as described in Section 7(c)(ii).

          (c) Value of Restricted Stock Units. Each Restricted Stock Unit will have an initial value that is established by the Administrator on or before the date of grant.

          (d) Performance Goals and Other Terms. The Administrator will set Performance Goals or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Restricted Stock Units that will be paid out to the Service Providers. The time period during which the Performance Goals or other vesting provisions must be met will be called the “Performance Period.” Each award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

          (e) Earning of Restricted Stock Units. After the applicable Performance Period has ended, the holder of Restricted Stock Units will be entitled to receive a payout of the number of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved. After the grant of a Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any Performance Goals or other vesting provisions for such Restricted Stock Unit.

          (f) Form and Timing of Payment of Restricted Stock Units. Payment of earned Restricted Stock Units will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units at the close of the applicable Performance Period) or in a combination thereof.

          (g) Cancellation of Restricted Stock Units. On the date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

     15. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

     16. Adjustments Upon Changes in Capitalization, Dissolution or Liquidation, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 4, 7, 13 and 14 of the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

               For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award (or in the case of Restricted Stock Units, the number of implied shares determined by dividing the value of the Restricted Stock Units by the per Share consideration received by holders of Common Stock in the merger or sale of assets), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

               Notwithstanding anything in this Section 16(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s corporate structure post-merger or post-sale of assets will not be deemed to invalidate an otherwise valid Award assumption.

     17. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     18. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     19. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     22. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

ATMEL CORPORATION

2005 STOCK PLAN

(AS AMENDED AND RESTATED MAY 11, 2005)

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Award Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

          You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:		Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option may be exercised, in whole or in part, in accordance with the following schedule:

— of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and — of the Shares subject to the Option will vest on the last day of each — thereafter, subject to the Participant continuing to be a Service Provider through each such dates.

     Termination Period:

     This Option will be exercisable for thirty (30) days after Optionee ceases to be a Service Provider to the extent it has vested as of such date; provided, however, that if Optionee ceases to be a Service Provider as the result of his or her death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider to the extent it has vested as of such date. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II. AGREEMENT

     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

     2. Exercise of Option.

          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable withholding taxes. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price, together with any applicable withholding taxes.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash; or

          (b) check; or

          (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          (d) with the Administrator’s consent, surrender of other, provided Shares acquired from the Company (i) have been vested and owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

     6. Tax Obligations.

          (a) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee will immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     8. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Optionee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	ATMEL CORPORATION

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

2005 STOCK PLAN

(AS AMENDED AND RESTATED MAY 11, 2005)

EXERCISE NOTICE

Atmel Corporation
2325 Orchard Parkway
San Jose, California 95131
Attention: Secretary

     1. Exercise of Option. Effective as of today,                               , 20___, the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Atmel Corporation (the “Company”) under and pursuant to the 2005 Stock Plan, as amended (the “Plan”) and the Stock Option Award Agreement dated,                      (the “Award Agreement”). The purchase price for the Shares shall be $                    , as required by the Award Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 16 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:	ATMEL CORPORATION

Signature	By

Print Name	Its

Address:	Address:

2325 Orchard Parkway
San Jose, CA 95131

Date Received

ATMEL CORPORATION

2005 STOCK PLAN

(AS AMENDED AND RESTATED MAY 11, 2005)

NOTICE OF GRANT OF STOCK PURCHASE RIGHT

     Unless otherwise defined herein, the terms defined in the 2005 Stock Plan shall have the same defined meanings in this Notice of Grant.

     Name:

     Address:

     You have been granted the right to purchase Common Stock of the Company, subject to the Company’s Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

Grant Number

Date of Grant

Price Per Share	$

Total Number of Shares Subject

to This Stock Purchase Right

Expiration Date:

     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company’s representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 2005 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:	ATMEL CORPORATION

Signature	By

Print Name	Title

EXHIBIT A-1

2005 STOCK PLAN

(AS AMENDED AND RESTATED MAY 11, 2005)

RESTRICTED STOCK PURCHASE AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

     WHEREAS the Purchaser named in the Notice of Grant, (the “Purchaser”) is an Service Provider, and the Purchaser’s continued participation is considered by the Company to be important for the Company’s continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the “Agreement”).

     NOW THEREFORE, the parties agree as follows:

     1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company’s Common Stock (the “Shares”), at the per Share purchase price and as otherwise described in the Notice of Grant.

     2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

     3. Repurchase Option.

          (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company’s Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the “Repurchase Price”). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser’s executor (with a copy to the Escrow Holder) AND, at the Company’s option, (i) by delivering to the Purchaser or the Purchaser’s executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the “Repurchase FMV”) exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

     4. Release of Shares From Repurchase Option.

          (a)                                          percent (                    %) of the Shares shall be released from the Company’s Repurchase Option [                    [months/years]] after the Date of Grant and                                          percent (                    %) of the Shares [at the end of each month thereafter], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

          (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as “Unreleased Shares.”

          (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser’s request (see Section 6).

     5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company’s Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     6. Escrow of Shares.

          (a) To ensure the availability for delivery of the Purchaser’s Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company’s Repurchase Option expires.

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Shares” for purposes of this Agreement and the Repurchase Option.

     7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     9. Tax Consequences. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

     10. General Provisions.

          (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this

Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company’s address with a copy to the other party hereto.

          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

          (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PURCHASER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser’s signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PURCHASER:	ATMEL CORPORATION

Signature	By

Print Name	Title

DATED:

EXHIBIT A-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I,                                                             , hereby sell, assign and transfer unto                                          (                    ) shares of the Common Stock of Atmel Corporation standing in my name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                                                                                  to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the “Agreement”) between                                         and the undersigned dated                     , 20___.

Dated:                                         , 20___

Signature

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT A-3

JOINT ESCROW INSTRUCTIONS

                          , 20___

Corporate Secretary
Atmel Corporation
2325 Orchard Parkway
San Jose, California 95131

Dear                     :

     As Escrow Agent for both Atmel Corporation, a Delaware corporation (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

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     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Atmel Corporation

PURCHASER:

ESCROW AGENT:	Corporate Secretary,
Atmel Corporation

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

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     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

Very truly yours,
Atmel Corporation

By

Title

PURCHASER:

Signature

Print Name

ESCROW AGENT:

Corporate Secretary

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ATMEL CORPORATION

2005 STOCK PLAN

(AS AMENDED AND RESTATED MAY 11, 2005)

NOTICE OF GRANT OF STOCK APPRECIATION RIGHT

     Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant.

     You have been granted a Stock Appreciation Right subject to the terms and conditions of the Plan and the attached Stock Appreciation Right Agreement (the “Award Agreement”), as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Expiration Date:

     Vesting Schedule:

     This Stock Appreciation Right shall vest, in whole or in part, in accordance with the following schedule:

     — of the Shares subject to the Option shall vest [                    ] months after the Vesting Commencement Date, and — of the Shares subject to the Option will vest on the last day of each — thereafter, subject to the Participant continuing to be a Service Provider through each such dates.

     Termination Period:

     This Stock Appreciation Right shall be exercisable for thirty (30) days after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death, Disability or Retirement. If Participant ceases to be a Service Provider due to Participant’s death, Disability, this Stock Appreciation Right shall be exercisable for one (1) year after Participant ceases to be Service Provider. If Participant ceases to be a Service Provider due to Participant’s Retirement, this Stock Appreciation Right shall be exercisable until the Term/Expiration Date as provided above. Notwithstanding the foregoing, in no event may this Stock Appreciation Right be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 18(c) of the Plan.

     The Stock Appreciation Right evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the attached Award Agreement, the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).

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ATMEL CORPORATION

2005 STOCK PLAN

(AS AMENDED AND RESTATED MAY 11, 2005)

STOCK APPRECIATION RIGHT AGREEMENT

     1) Grant of Stock Appreciation Right. The Administrator hereby grants to the Participant (the “Participant”) named in the Notice of Grant attached to (and part of) this Stock Appreciation Right Agreement, a Stock Appreciation Right (the “Stock Appreciation Right”) to purchase the number of Shares as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Atmel Corporation 2005 Stock Plan (the “Plan”) which is incorporated herein by reference (the Plan and the Notice of Grant together with this Stock Appreciation Right Agreement are herein referred to as the “ Award Agreement” or the “Stock Appreciation Right Agreement”). Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Award Agreement.

     2) Exercise of Stock Appreciation Right. This Stock Appreciation Right is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or such other form or manner as the Administrator may determine, which shall state the election to exercise the Stock Appreciation Right and the number of Shares in respect of which the Stock Appreciation Right is being exercised (the “Exercised Shares”). The Exercise Notice will be completed by Participant and delivered to the Company in such form and manner as the Administrator may determine. This Stock Appreciation Right shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice together with any applicable withholding taxes.

     Upon exercising the Stock Appreciation Right, the Participant shall receive from the Company, for each Share exercised, an amount equal to (i) the Fair Market Value of the Common Stock as of the date of such exercise, minus (ii) the Exercise Price set forth in the Notice of Grant. Until Shares are issued in respect of the exercise of this Stock Appreciation Right in accordance with Plan Section 10(a), the Participant shall not have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares covered by this Stock Appreciation Right.

     The Company’s obligation arising upon the exercise of this Stock Appreciation Right shall be paid 100% in Shares. Shares withheld to satisfy withholding obligations shall also be valued at its Fair Market Value on the date of exercise. Any fractional Share due to a Participant upon exercise shall be rounded down to the nearest whole Share.

     3) Non-Transferability of Stock Appreciation Right. This Stock Appreciation Right may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. Notwithstanding the foregoing sentence, Participant may, in a manner and in accordance with terms specified by the Administrator, transfer this Stock Appreciation Right to Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights. The terms of the Plan and this Award Agreement will be binding upon the executors, administrators, heirs, successors and assigns of Participant.

     4) Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     5) No Effect on Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE.

     6) Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Award Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by California law except for that body of law pertaining to conflict of laws.

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     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Stock Appreciation Right is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

GRANTEE:	ATMEL CORPORATION

Signature	By

Print Name	Title

DATED:

Residence Address

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EXHIBIT A

2005 STOCK PLAN

STOCK APPRECIATION RIGHT AGREEMENT

EXERCISE NOTICE

Atmel Corporation
2325 Orchard Parkway
San Jose, California 95131

     Attention: Secretary

     1) Exercise of Stock Appreciation Right. Effective as of today,                                         , 20___, the undersigned (“Participant”) hereby elects to exercise                      Shares under and pursuant to the Atmel Corporation 2005 Stock Plan (the “Plan”) and the Stock Appreciation Right Agreement dated                                         , 20___(the “Award Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

     2) Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

     3) Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s exercise hereunder. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

     4) Entire Agreement; Governing Law. The Notice of Grant, the Plan and the Award Agreement are incorporated herein by reference. This Exercise Notice, the Notice of Grant, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by California law except for that body of law pertaining to conflict of laws.

ATMEL CORPORATION

2005 STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Grant Number: «RSU_Number»

     Atmel Corporation. (the “Company”) hereby grants you,«First» «Middle» «Last»(the “Participant”), an award of restricted stock units (“Restricted Stock Units”) under the Atmel Corporation 2005 Stock Plan (the “Plan”). The date of this Award Agreement is                     , 200___. Subject to the provisions of RSU Exhibit A (attached) and of the Plan, the principal features of this Award are as follows:

     Number of Restricted Stock Units:     «RSU_Shares»

     Vesting Commencement Date:

     Vesting of Restricted Stock Units: The Restricted Stock Units will vest according to the following schedule:

     — of the Restricted Stock Units subject to the Option shall vest [                    ] months after the Vesting Commencement Date, and — of the Restricted Stock Units subject to the Option will vest on the last day of each — thereafter, subject to the Participant continuing to be a Service Provider through each such dates.

Unless otherwise defined herein or in RSU Exhibit A, capitalized terms herein or in Appendix A will have the defined meanings ascribed to them in the Plan.

Your signature below indicates your agreement and understanding that this award is subject to all of the terms and conditions contained in RSU Exhibit A and the Plan. For example, important additional information on vesting and forfeiture of the Restricted Stock Units is contained in Paragraphs 3 through 5 of RSU Exhibit A. PLEASE BE SURE TO READ ALL OF RSU EXHIBIT A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AGREEMENT.

PURCHASER:	ATMEL CORPORATION

Signature	By

Print Name	Title

DATED:

RSU EXHIBIT A

ATMEL CORPORATION

2005 STOCK PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

Grant # «RSU_Number»

     1. Grant. The Company hereby grants to the Participant under the Plan an Award of «RSU_Shares» Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan.

     2. Company’s Obligation to Pay. Each Restricted Stock Unit has a value equal to the Fair Market Value of a Share on the date it becomes vested. Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3 and 4, the Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

     3. Vesting Schedule. Subject to paragraph 4, the Restricted Stock Units awarded by this Award Agreement will vest in the Participant according to the vesting schedule set forth on the attached Restricted Stock Unit Award Agreement, subject to the Participant’s continuing to be a Service Provider through each such date.

     4. Forfeiture upon Termination of Continuous Service. Notwithstanding any contrary provision of this Agreement, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units (after taking into any accelerated vesting that may occur as the result of any such termination) awarded by this Agreement will thereupon be forfeited at no cost to the Company and the Participant will have no further rights thereunder.

     5. Payment after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares, provided that to the extent determined appropriate by the Company in its discretion, any federal, state and local withholding taxes with respect to such Restricted Stock Units will be paid by reducing the number of Shares actually paid to the Participant.

     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the Participant’s designated beneficiary, or if no beneficiary survives the Participant, the administrator or executor of the Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

     7. Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such shares so issuable. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable shares of Common Stock having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned shares of Common Stock having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such shares of Common Stock otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. If the Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to Section 3, the Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.

     8. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant.

     9. No Effect on Employment or Service. The Participant’s employment or other service with the Company and its Subsidiaries is on an at-will basis only. Accordingly, the terms of the Participant’s employment or service with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Participant (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause.

     10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131, or at such other address as the Company may hereafter designate in writing.

     11. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

     12. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

2

     13. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

     14. Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

     15. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Board or its Committee administering the Plan will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

     16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     17. Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

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PROXY

ATMEL CORPORATION

2005 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 11, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of ATMEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the 2004 Annual Report on Form 10-K, and receipt of the Notice of 2005 Annual Meeting of Stockholders and Proxy Statement, each dated April 7, 2005, and hereby appoints George Perlegos and Mike Ross, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of ATMEL CORPORATION to be held on May 11, 2005 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

ATMEL CORPORATION

May 11, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “http://www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

■
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1.	Election of Directors:

NOMINEES: ¡ George Perlegos ¡ Gust Perlegos ¡ Tsung-Ching Wu ¡ T. Peter Thomas ¡ Norm Hall ¡ Pierre Fougere ¡ Dr. Chaiho Kim ¡ David Sugishita
☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See Instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Approval of the Atmel Corporation 2005 Stock Plan (an amendment and restatement of the Atmel Corporation 1996 Stock Plan).	☐	☐	☐

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Atmel Corporation for 2005.	☐	☐	☐

In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other matter or matters which may properly come before the annual meeting and any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the 2004 Annual Report on Form 10-K of Atmel Corporation, and receipt of Notice of 2005 Annual Meeting of Stockholders and Proxy Statement of Atmel Corporation, each dated April 7, 2005.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.